United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 12, 2024

Date of Report (Date of earliest event reported)

99 Acquisition Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41784	88-2992752
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Noblewood Ct, Gaithersburg, MD	20878
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 371-4260

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NNAG	The Nasdaq Stock Market LLC
Warrants	NNAGW	The Nasdaq Stock Market LLC
Rights	NNAGR	The Nasdaq Stock Market LLC
Units	NNAGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

On February 12, 2024, 99 Acquisition Group Inc. (the “Registrant” or “NNAG”) entered into a Merger Agreement (the “Merger Agreement”) by and among Nava Health MD, Inc., a Maryland corporation (the “Company” or “Nava”), the Registrant, and NNAG Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of the Registrant (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”) with the Company as the surviving corporation of the Merger and becoming a wholly-owned subsidiary of NNAG. In connection with the Merger, NNAG will change its name to “Nava Health MD, Inc.” or such other name designated by the Company by notice to NNAG, which is referred to herein as the “Combined Company.” The board of directors of NNAG (the “NNAG Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby (collectively, the “Transactions”) and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Registrant. The description of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Merger Consideration

The Merger Agreement provides for NNAG to issue to the stockholders of Nava, as the only stockholders of Nava prior to the effective time of the Merger (the “Effective Time”), aggregate consideration (the “Merger Consideration”) of 32,000,000 shares of the Combined Company’s common stock, par value $0.0001 (the “Combined Company’s Common Stock”) at the Effective Time.

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of Nava common stock outstanding immediately prior to the Effective Time will be converted into the right to receive its allocable portion of the shares of the Combined Company’s Common Stock issuable as Merger Consideration. Upon the Effective Time, we anticipate that Nava will be a wholly owned subsidiary of the Combined Company. We anticipate that the closing of the Transactions (the “Closing” and such date, the “Closing Date”) will occur on the date on which the Effective Time occurs.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, good standing and qualification, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) compliance with laws and permits, (v) taxes, (vi) financial statements and internal control over financial reporting, (vii) real and personal property, (viii) material contracts, (ix) environmental matters, (x) absence of changes, (xi) employee matters, (xii) litigation, and (xiii) brokers and finders.

Covenants

Conduct of Business Pending the Business Combination

Each of Nava and NNAG have agreed that, except as expressly contemplated by the Merger Agreement or the additional agreements related thereto (the “Additional Agreements”), as required by law, or as consented to in writing by the other (which consent shall not be unreasonably conditioned, withheld, or delayed), from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, each party must:

(i)	conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices,

(ii)	duly and timely file all tax returns required to be filed (or obtain a permitted extension with respect thereto) and pay any and all taxes due and payable during such time period,

(iii)	duly observe and comply with all applicable laws, and

(iv)	use its commercially reasonable efforts to preserve intact in all material respects its business organization, assets, permits, properties, and material business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties.

In addition, except as expressly contemplated by the Merger Agreement or the Additional Agreements, as required by applicable law, or as previously disclosed, from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, without the other party’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), neither Nava nor NNAG shall, or permit its subsidiaries to, among other things:

(i)	amend, modify, or supplement its governing documents;

(ii)	amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under any material contract;

(iii)	other than in the ordinary course of business, modify, amend, or enter into any contract, agreement, lease, license, or commitment, including for capital expenditures, that extends for a term of one year or more or obligates the payment by Nava or NNAG, as applicable, of more than $200,000 (individually or in the aggregate);

(iv)	make any capital expenditures in excess of $500,000 (individually or in the aggregate);

(v)	sell, lease, license or otherwise dispose of any of its material assets, except pursuant to existing contracts or commitments disclosed in the Merger Agreement or in the ordinary course of business;

(vi)	solely in the case of Nava, sell, exclusively license, abandon, permit to lapse, assign, transfer, or otherwise dispose of any intellectual property owned by Nava;

(vii)	solely in the case of Nava, permit any material registered owned intellectual property to go abandoned or expire for failure to make an annuity or maintenance fee payment, or file any necessary paper or action to maintain such rights;

(viii)	(A) pay, declare, or set aside any dividends, distributions or other amounts with respect to its capital stock or other equity securities; (B) pay, declare or promise to pay any other amount to any stockholder or other equity holder in its capacity as such; or (C) amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;

(ix)	(A) make any loan, advance or capital contribution to, or guarantee for the benefit of, any person or entity; (B) incur any indebtedness including drawings under the lines of credit, if any, other than (1) loans evidenced by promissory notes made by NNAG as working capital advances and (2) intercompany indebtedness; or (C) repay or satisfy any indebtedness, other than the repayment of indebtedness in accordance with the terms thereof;

(x)	suffer or incur any lien, except for permitted liens, on its assets;

(xi)	delay, accelerate or cancel, or waive any material right with respect to, any receivables or Indebtedness owed to it, or write off or make reserves against the same (other than, in the case of Nava, in the ordinary course of business);

(xii)	merge or consolidate or enter a similar transaction with, or acquire all or substantially all of the assets or business of, any other person or entity, make any material investment in any person or entity, or be acquired by any other person;

(xiii)	terminate or allow to lapse any insurance policy protecting any of Nava’s, its subsidiaries’, or NNAG’s, as applicable, assets, unless simultaneously with such termination or lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the terminated or lapsed policy for substantially similar premiums or less is in full force and effect;

(xiv)	adopt any severance, retention, or other employee benefit plan or fail to continue to make timely contributions to each such plan in accordance with the terms thereof;

(xv)	institute, settle or agree to settle any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority in excess of $250,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;

(xvi)	except as required by accounting principles generally accepted in the United States of America (“GAAP”), make any material change in its accounting principles, methods or practices or write down the value of its assets;

(xvii)	change its principal place of business or jurisdiction of organization;

(xviii)	issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities, other than any redemption by NNAG of shares of common stock held by its public stockholders as contemplated under the Merger Agreement;

(xix)	(A) make, change, or revoke any material tax election; (B) change any method of accounting other than as required under GAAP or Public Company Accounting Oversight Board rules or requirements; (C) settle or compromise any material claim, notice, audit report or assessment in respect of Taxes; (D) enter into any tax allocation, tax sharing, tax indemnity or other closing agreement relating to any taxes; or (E) surrender or forfeit any right to claim a tax refund;

(xx)	enter into any transaction with or distribute or advance any material assets or property to any of its affiliates, other than the payment of salary and benefits in the ordinary course;

(xxi)	solely in the case of Nava, other than as required by any employee benefit or compensation plans, policies, programs, arrangements or payroll practices (each, a “Plan”), (A) increase or change the compensation or benefits of any employee or service provider, (B) accelerate the vesting or payment of any compensation or benefits of any employee or service provider, (C) enter into, amend or terminate any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (D) fund any payments or benefits that are payable or to be provided under any Plan, (E) make any loan to any present or former employee or other individual service provider, other than advancement of expenses in the ordinary course of business consistent with past practices, or (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union or labor organization;

(xxii)	fail to duly observe and conform to any applicable laws and orders;

(xxiii)	authorize, recommend, propose, or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization, or similar transaction involving it or any subsidiary; or

(xxiv)	enter into any agreement or otherwise agree or commit to take, or cause to be taken, any of the foregoing.

Other Covenants of the Parties

The Merger Agreement contains certain additional covenants of NNAG and Nava, including covenants regarding:

(i)	providing the other with reasonable access to its properties and books and records;

(ii)	notifying the other of any occurrence of any fact or circumstance that constitutes or results, or would reasonably be expected to constitute or result, in a Material Adverse Effect with respect to such party;

(iii)	notifying the other of any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority relating to, involving, or otherwise affecting it, its stockholders, or their equity, assets, or business, or that relate to the consummation of the Transactions, or any notice or other communication from any governmental authority in connection with the Transactions;

(iv)	cooperating in the preparation of this proxy statement/prospectus;

(v)	Nava’s delivery to NNAG of financial statements and other financial information;

(vi)	NNAG ensuring that it remains listed as a public company on, and that its securities are listed and tradable over, Nasdaq through the Closing;

(vii)	that NNAG use its reasonable best efforts to cause its initial listing application with Nasdaq in connection with the Transactions to be approved;

(vii)	NNAG calling and holding a meeting of its stockholders to adopt the Merger Agreement and approve the Business Combination and the other matters presented to NNAG’s stockholder for approval or adoption at the special meeting of NNAG stockholders to be held in connection with the Transactions (the “Special Meeting”);

(viii)	Nava calling and holding a meeting of its stockholders to approve the Merger Agreement; and

(ix)	NNAG using its commercially reasonable efforts to (a) enter into and consummate subscription agreements with investors relating to a private investment in NNAG to purchase shares of NNAG common stock in connection with a private placement, or enter into non-redemption agreements with existing stockholders of NNAG, and/or enter into backstop arrangements with potential investors in NNAG, or (b) arrange debt financing in connection with the transactions contemplated under the Merger Agreement, in each case such that the Minimum Cash Condition (as defined below) is satisfied, in each case on terms mutually agreeable to NNAG and Nava. “Minimum Cash Condition” refers to the condition under the Merger Agreement requiring NNAG to, upon Closing, have cash and cash equivalents equal to or greater than $20,000,000, including funds remaining in the trust account (after giving effect to any applicable redemption payments) and the proceeds of any equity investment or debt financing, less deductions for transaction costs, which, in the aggregate, will not for purposes of this calculation, exceed $1,000,000.

Non-Solicitation Restrictions

NNAG and Nava have each agreed that, from the date of the Merger Agreement to the Closing Date, it will not take, nor will it permit any of its representatives to, encourage or initiate any negotiations with, or enter into any agreement with, any party in connection with a business combination other than with the other or take any other action intended or designed to facilitate the efforts to do so. Each of NNAG and Nava has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of the NNAG or Nava, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Transactions is conditioned upon certain closing conditions, including, without limitation:

(i)	no governmental authority having enacted, issued, promulgated, enforced or entered any law or order that is then in effect that makes the Transactions illegal or otherwise prohibits consummation of the Transactions;

(ii)	each consent, approval or authorization of any governmental authority required of NNAG, Nava or any of their respective subsidiaries to consummate the Merger, as may be reasonably agreed upon by the parties after the date of the Merger Agreement having been obtained and being in full force and effect.

(iii)	no legal action having been commenced or asserted in writing (and not orally) by any governmental authority to enjoin or otherwise materially restrict the consummation of the Closing;

(iv)	the approval of the Merger Agreement by the requisite vote of the stockholders of Nava;

(v)	each of the proposals being considered at the Special Meeting having been approved by NNAG’s stockholders;

(vi)	the Combined Company’s initial listing application filed with Nasdaq in connection with the Transactions having been approved;

(vii)	the Minimum Cash Condition shall have been satisfied;

(viii)	the proxy statement/prospectus having been declared effective by the Securities and Exchange Commission (the “SEC”);

(ix)	each party to the Merger Agreement having performed or complied with the provisions of the Merger Agreement applicable to it, subject to agreed-upon standards;

(x)	the truth and accuracy of each party’s representations and warranties included in the Merger Agreement, subject to agreed-upon standards;

(xi)	the absence of any material adverse effect with respect to a party to the Merger Agreement;

(xii)	the receipt by each of NNAG and Nava of a certificate, dated as of the Closing, signed by the Chief Executive Officer of the other, certifying the compliance with various closing conditions;

(xiii)	the execution by the relevant party or parties of the Additional Agreements;

(xiv)	Nava having provided all required third party consents;

(xv)	the Amended Charter having been filed with the Delaware Secretary of State and become effective;

(xvi)	Nava and NNAG will have received a certificate, dated as of the Closing Date, from the Secretary of the other certifying certain matters;

(xvii)	each requisite party, as applicable, will have executed and delivered to the other party a copy of each Additional Agreement to which they are a party;

(xviii)	the receipt by Nava of the resignations of NNAG’s directors;

(xix)	the post-Effective Time Combined Company’s Board of Directors and the Nava Board being in compliance with the size and composition requirements of the Merger Agreement;

(xx)	The Sponsor Forfeiture Agreement (as defined below) shall have been entered into and the same shall be in full force and effect.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation:

(i)	by the mutual written consent of the parties;

(ii)	by either NNAG or Nava if the Closing does not occur on or prior to June 30, 2024 (the “Outside Closing Date”), unless the breach of any covenants or obligations under the Merger Agreement by the party seeking to terminate (or, in the case of NNAG, by Merger Sub) proximately caused the failure to consummate the Transactions by the applicable date;

(iii)	by either NNAG or Nava if any governmental authority shall have issued an order, enacted a law, or taken any other action that has the effect of making the Transactions illegal or permanently restraining, enjoining, or otherwise prohibiting the consummation of the Transactions and such law, order or other action shall have become final and nonappealable, unless the failure by such party or its affiliates to comply with any provision of the Merger Agreement was a substantial cause of, or substantially resulted in, such action by such governmental authority;

(iv)	by Nava if NNAG fails to obtain commitments of at least $10,000,000 in the form of equity investments on or before February 29, 2024, for purposes of satisfying the Minimum Cash Condition;

(v)	by NNAG, subject to certain exceptions, if Nava has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date; and

(vi)	by Nava, subject to certain exceptions, if NNAG or Merger Sub has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date.

Except with respect to transaction costs, as described below, if the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of a willful breach of any covenant or agreement under the Merger Agreement or fraud. All costs and expenses incurred in connection with the Merger Agreement, the Additional Agreements and the transactions contemplated thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such fees or expenses; provided, however, that (a) if the Merger Agreement is terminated by NNAG because Nava has breached certain representations, warranties, agreements or covenants contained under the Merger Agreement to be performed on or prior to the Closing Date, then Nava shall reimburse NNAG for its transaction costs up to a maximum of $300,000; and (b) if Merger Agreement is terminated by the Nava because NNAG has breached certain representations, warranties, agreements or covenants contained under the Merger Agreement to be performed on or prior to the Closing Date, then NNAG shall reimburse Nava for its transaction costs up to a maximum of $300,000.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

Company Support Agreement.    In connection with the execution of the Merger Agreement, certain stockholders of Nava, Nava and NNAG entered into a support agreement (the “Company Support Agreement”) pursuant to which, among other things, each such stockholder has agreed to vote in favor of the approval of the Merger Agreement, approval of the business combination and the other transactions contemplated by the Merger Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Company Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Parent Support Agreement.    In connection with the execution of the Merger Agreement, the Sponsor, Nava and NNAG entered into the support agreement (the “Parent Support Agreement”) pursuant to which the Sponsor agreed (i) to vote the shares of NNAG common stock held by them in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereunder, (ii) to not transfer, during the term of the Parent Support Agreement, any NNAG common stock owned by them, and (iii) to not transfer any NNAG common stock held by them in accordance with the lock-up provisions set forth in NNAG’s final prospectus filed with the SEC on August 21, 2023. The foregoing description is qualified in its entirety by reference to the full text of the Parent Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights Agreement.    In connection with the closing of the Merger, the stockholders of Nava, the Sponsor, and EF Hutton, LLC (“EF Hutton” and, together with the Sponsor, the “Founder Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Combined Company. At any time and from time to time after the Closing, either (i) the stockholders of Nava or (ii) the Founder Holders may make a written demand for registration under the Securities Act of 1933, as amended (the “Securities Act”), of all or part of their Registrable Securities. The stockholders of Nava and the Founder Holders are entitled to exercise two demand registrations under the Registration Rights Agreement. If at any time following the Closing, the Combined Company proposes to file a registration statement under the Securities Act, the holders of the Registrable Securities shall be offered an opportunity to register the sale of such number of Registrable Securities as such holders may request in writing. The demand registration rights and “piggy-back” registration rights under the Registration Rights Agreement are subject to certain requirements and customary conditions. The Registration Rights Agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering the Registrable Securities. The Combined Company will bear the expenses incurred in connection with the filing of any registration statements under the Registration Rights Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a form of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Company Lock-Up Agreement.    In connection with the execution of the Merger Agreement, Nava and the stockholders of Nava entered into a lock-up agreement (the “Company Lock-Up Agreement”) pursuant to which, among other things, the stockholders of Nava agreed to the restriction of the sale, transfer or other disposition of certain of the shares they will receive at the Closing in connection with the business combination. The foregoing description is qualified in its entirety by reference to the full text of the Company Lock-Up Agreement, a form of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Voting Agreement.    In connection with the execution of the Merger Agreement, Ascend One Corporation and the directors and officers of Nava (the “Nava Principal Stockholders”) and the Sponsor entered into a voting and support agreement with NNAG (the “Voting Agreement”). Under the Voting Agreement, each Nava Principal Stockholders agreed that, at any meeting of Nava’s stockholders related to the Transactions, each such Nava Principal Stockholders will appear at the meeting or otherwise cause its shares to be voted (i) in favor of the Merger Agreement and the transactions contemplated thereby, and authorize and approve any amendment to Nava’s governing documents that is deemed necessary or advisable by Nava to effect the Merger; and (ii) against any other action would reasonably be expected to impede, interfere with or adversely affect the Merger.

The Voting Agreement also restricts the Nava Principal Stockholders from, among other things, selling, assigning or otherwise transferring any of its shares unless the buyer, assignee or transferee thereof executes a joinder agreement to the Voting Agreement in a form reasonably acceptable to NNAG. The foregoing description is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

In addition, the Sponsor agreed under the terms of the Merger Agreement (a) to vote all shares of voting capital stock of the Combined Company that the Sponsor owns from time to time and is entitled to vote (all such shares and any successor voting securities with respect to which ownership of record or the power to vote is hereafter acquired by the Sponsor, the “Sponsor Shares”) for the election of the directors designated by Nava (the “Nava Designees”) to the board of directors of the Combined Company at each meeting of the stockholders of the Combined Company and (b) to use its good faith efforts to cause its affiliates to vote all shares of capital stock of the Combined Company that they own from time to time and are entitled to vote for the election of the Nava Designees to the board of directors of the Combined Company at each meeting of the stockholders of the Combined Company.

Non-Competition and Non-Solicitation Agreement.    At the Closing, NNAG, Nava and Bernaldo Dancel (the “Key Management Member”) will enter into non-competition and non-solicitation agreement (the “Non-Competition and Non-Solicitation Agreement”), pursuant to which the Key Management Member and his affiliates will agree not to compete with the Combined Company during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of such entities. The Non-Competition and Non-Solicitation Agreement also contains customary non-disparagement and confidentiality provisions. The foregoing description is qualified in its entirety by reference to the full text of the Non-Competition and Non-Solicitation Agreement, a form of which is filed with this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference.

Sponsor Forfeiture Agreement. Simultaneously with the Closing, the Sponsor, NNAG and Nava will enter into a Sponsor Forfeiture Agreement in a form to be mutually agreed upon by NNAG, Nava and the Sponsor, each acting reasonably (the “Sponsor Forfeiture Agreement”). Pursuant to the Sponsor Forfeiture Agreement, the Sponsor will forfeit for no consideration all of the 1,000,000 shares of NNAG common stock. Effective upon the Closing, the Sponsor shall be automatically deemed to have irrevocably transferred to NNAG, surrendered, and forfeited for no consideration all of the 1,000,000 the shares of NNAG common stock specified in the Sponsor Forfeiture Agreement, and such shares of NNAG common stock shall, by virtue of the Merger, be deemed to have been canceled and extinguished.

The Merger Agreement and other agreements described above have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Registrant or the Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Registrant, the Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that the Registrant makes publicly available in reports, statements and other documents filed with the SEC. The Registrant’s and the Company’s investors and securityholders are not third-party beneficiaries under the Merger Agreement.

Item 7.01 Regulation FD Disclosure.

On February 13, 2024, the Registrant and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Registrant further announced the publication of a presentation prepared by Nava in connection with the proposed Transactions.

A copy of the investor presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated herein by reference.

Important Information about the Proposed Business Combination and Where to Find It

This Current Report on Form 8-K (the “Form 8-K”) relates to a proposed transaction between NNAG and Nava. This Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed business combination, NNAG, Nava and/or a successor entity of the transaction intends to relevant materials with the SEC, including a registration statement on Form S-4 containing a proxy statement/prospectus (the “Registration Statement”) with the SEC. The Registration Statement will include a proxy statement/prospectus to be distributed to holders of NNAG's common stock in connection with NNAG's solicitation of proxies for the vote by NNAG's stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Nava's shareholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, NNAG will mail a definitive proxy statement, when available, to its stockholders.

Before making any voting or investment decision, investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about NNAG, Nava and the proposed business combination. Copies of these documents may be obtained free of charge at the SEC's website at www.sec.gov. The documents filed by NNAG with the SEC also may be obtained free of charge upon written request to NNAG at c/o NNAG Corp., 14 Noblewood Ct, Gaithersburg, MD 20878.

Participants in the Solicitation

NNAG and its directors and executive officers may be deemed participants in the solicitation of proxies from NNAG's securityholders with respect to the proposed transaction under the rules of the SEC. Securityholders may obtain more detailed information regarding the names, affiliations, and interests of certain executive officers and directors of NNAG in the solicitation by reading NNAG's Registration Statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Information about NNAG's directors and executive officers and their ownership of NNAG’s common stock is set forth in its prospectus related to its initial public offering dated August 21, 2023. Other information regarding the interests of participants in the proxy solicitation, which, in some cases, may be different from those of NNAG’s securityholders generally, will be set forth in the Registration Statement relating to the transaction when it becomes available. These documents can be obtained free of charge at the SEC's web site at www.sec.gov.

Nava and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from NNAG’s securityholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the Registration Statement for the proposed transaction.

Non-Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this Form 8-K are “forward-looking statements” within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties' ability to close the proposed transaction, the anticipated benefits of the proposed transaction, and the financial condition, results of operations, earnings outlook and prospects of NNAG and/or the proposed transaction and may include statements for the period following the consummation of the proposed transaction. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NNAG and Nava, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including: risks related to Nava's businesses and strategies; the ability to complete the proposed transaction due to the failure to obtain approval from the shareholders of NNAG and/or Nava or satisfy other closing conditions set forth in the Merger Agreement; the amount of any redemptions by existing holders of NNAG's common stock; the ability to recognize the anticipated benefits of the proposed transaction; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement to be filed by NNAG, Nava and/or a successor entity of the proposed transaction, in the final prospectus of NNAG for its initial public offering dated August 21, 2023; and in NNAG's other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Nava and NNAG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Nava nor NNAG gives any assurance that Nava, NNAG or the combined company will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Merger Agreement, dated February 12, 2024, by and among 99 Acquisition Group Inc., Nava Health MD, Inc., and NNAG Merger Sub, Inc.

10.1	Company Support Agreement, dated February 12, 2024, by and between Ascend One Corporation, Nava Health MD, Inc. and the other parties named therein.

10.2	Parent Support Agreement, dated February 12, 2024, by and between 99 Acquisition Sponsor LLC, Nava Health MD, Inc. and 99 Acquisition Group Inc.

10.3	Form of Registration Rights Agreement by and between 99 Acquisition Group Inc. and the parties named therein.

10.4	Company Lock-Up Agreement, dated February 12, 2024, by and between Ascend One Corporation, Nava Health MD, Inc. and the directors and officers of Nava Health MD, Inc.

10.5	Voting Agreement, dated February 12, 2024, by and between Ascend One Corporation, 99 Acquisition Group Inc. and the other parties named therein.

10.6	Form of Non-Competition and Non-Solicitation Agreement by and between Bernaldo Dancel and 99 Acquisition Group Inc.

99.1	Press Release dated February 13, 2024.

99.2	Investor Presentation dated February 13, 2024.

104	Cover page interactive data file (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 14, 2024

99 ACQUISITION GROUP INC.

By:	/s/ Hiren Patel
Name:	Hiren Patel
Title:	Chief Executive Officer